                                                                   EXHIBIT 2.19M
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).

                               49/th/ AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This 49/th/ Amendment (the "Amendment") is executed this 10/th/ day of October, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG"), and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. The terms and conditions of this Amendment shall apply only with respect to Customer and, where specifically referenced herein, to (i) AT&T Broadband, LLC and any entity which is directly or indirectly wholly owned or majority owned by AT&T Broadband, LLC, and (ii) MediaOne Group, Inc. and any entity which is directly or indirectly wholly owned or majority owned by MediaOne Group, Inc. or which owns any of the Applicable MediaOne Systems (as defined in Section 7 herein) but only as it relates to the Applicable MediaOne Systems, but does not apply to other Partners or Affiliates, as defined in the Agreement. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

The parties hereto agree as follows:

XML INTERFACE
1. For consideration of $(***) and other good and valuable consideration, CSG grants Customer the option, for 6 months from the date of this Amendment, to obtain the services specified in this Section 1, upon written notice to CSG at any time during the option period. For the fees set forth in Exhibit B-3, CSG shall (by a subsequently mutually agreed upon date) develop API's to CCS as a custom development Deliverable that will allow Customer to populate CCS via XML with its subscribers' data. The API's will consist of the data transaction sets that are the equivalent of the ACSR transaction set. If, in CSG's reasonable business judgment, use of the XML transactions created as a result of this section cause a material impact upon the response time, operation or performance of the CCS system (a "Material System Impact"), CSG (i) shall use good faith efforts to expand capacity and take such other steps as are reasonably necessary to mitigate or eliminate the Material System Impact as soon as reasonably practicable, and (ii) until such measures have been taken and the Material System Impact has been sufficiently mitigated, may allocate capacity among users of CCS, including users of the XML transactions, but only to the extent reasonably necessary to mitigate the Material System Impact. Customer shall reimburse CSG for any incremental costs incurred by CSG to expand capacity or otherwise address and resolve a Material System Impact. Customer's rights with respect

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

to these APIs will be equivalent to the rights for the Expanded License Software, with the exception of maintenance. CSG will provide Customer a reasonable amount of maintenance and support services annually, the specific obligations of which shall be agreed upon by the parties at the time Customer exercises its option under this Section, if ever, for the fees set forth in Exhibit B-3. Whether or not Customer exercises the option described in this
Section 1, CSG shall nonetheless fully cooperate with Customer and third parties in all reasonable respects with regard to Customer's objective to open ACSR/CCS and all Expanded License Software and future Software of CSG that Customer licenses or uses, to provide Customer the capability of integrating third party software with the foregoing to allow Customer to populate ACSR/CCS and all Expanded License Software and future Software of CSG that Customer licenses or uses, via XML with its subscribers' data.

TELEPHONY DOMAIN SERVER
2. On or before December 1, 2000, , Customer will be responsible for operating the telephony domain server contemplated under Section 9 to Schedule D, as amended by the Fourth Amendment to the Agreement. Customer is also responsible for acquiring all necessary hardware and software with respect to operating the telephony domain server. For a period commencing on the execution date of this Amendment and ending no later than February 28, 2001, CSG shall provide to Customer all reasonably necessary human resources to assist Customer in this transition, not to exceed the number of persons currently utilized by CSG to perform that comparable function today. From the date of this Amendment until Customer is solely responsible for operation of the telephony domain servers, should the telephony domain server fail to perform satisfactorily, CSG will notify Customer when any corrective action is required with respect to operation of the telephony domain server and will respond in accordance with Customer's instructions. Customer acknowledges that CSG will have no liability for the consequences of taking corrective action in accordance with Customer's instructions. Customer shall pay CSG on a time and materials basis for all Services provided during the transition period. Additionally, Customer shall pay $(***), representing the monthly facilities management processing support fees for UHS and SDS due through the date of this Amendment pursuant to Section 9 to Schedule D, as amended by the Fourth Amendment to the Agreement. In addition, Customer shall pay monthly facilities management processing support fees for (i) UHS and SDS (which fee is exclusive of third party hardware and software costs which are reimbursable pursuant to Section 9 to Schedule D, as amended by the Fourth Amendment to the Agreement) and (ii) the telephony domain server, both as set forth in Exhibit B-4 (prorated in each case for partial months) for each calendar month from the date of execution of this Amendment to the date on which Customer no longer requires such management processing support and in any event no later than February 28, 2001.

EXPANDED LICENSE
3. As of the execution date of this Amendment, Customer has outstanding payment obligations for certain Products that have already been licensed under this Agreement, all of which payment obligations (through September 30, 2000) are listed in the document entitled "Summary of AT&T Broadband Corporate Invoice Amounts," which document is incorporated herein by reference, except for invoice #(4426) dated September 11, 2000 in the amount of $(***). In consideration of Customer's acceptance of the Expanded License provided for in this Section, CSG agrees to waive the payment of its invoice #(4426). In addition, all such licenses previously granted for the Products listed in Section 3(a) below, are, upon the commencement date for each Product listed in the Rollout Schedule set forth in Exhibit C, replaced with the following:

(a) The license established by this Amendment shall apply only to ACSR, ACSR Telephony, ACSR module of High Speed Data, CSG Workforce Management, CSG TechNet, CSG Statement Express, CSG Screen Express, and CIT and all modifications, updates, patches,

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
    revisions, new releases, enhancements and derivatives thereof (collectively, the "Expanded License Software"). Notwithstanding the foregoing, the Expanded License Software shall not include any new releases, enhancements or derivative works of the listed Products to the extent that CSG markets such product as a separately priced item to all of CSG's customers, provided that, until the second anniversary of this Amendment, such product does not incorporate a substantial portion of the features and functions of any of the Products included in the Expanded License Software; thereafter, the Expanded License Software shall not include any new releases, enhancements or derivative works of the listed Products to the extent that CSG markets such product as a separately priced item to all of CSG's customers, provided that such product incorporates substantial additional features and functions.
(b) In consideration for payment of the fees set forth in Exhibit B-1, CSG hereby grants to Customer a perpetual, non-exclusive, royalty-free license to use the Expanded License Software (the "Expanded License"), subject to the terms and conditions set forth in this Section;
(c) CSG shall promptly deliver to Customer an electronic copy of each and every update and new release of the Expanded License Software;
(d) Customer may use the Expanded License Software in object code form only on workstations that are owned or leased by Customer at the System Sites in the United States, in the Designated Environment for each Product as specified in the Agreement, and only for Customer's own internal business purposes in connection with the CCS Services. The Designated Environment for each Product as specified in the Agreement is hereby amended to include Windows 2000 as workstation software;
(e) On and after the dates specified in the Rollout Schedule set forth in Exhibit C, Customer may make an unlimited number of copies of the applicable Expanded License Software for its use under this Expanded License; provided, however, that Customer shall reproduce all confidentiality and proprietary notices on all such copies;
(f) This Expanded License is not transferable, in whole or in part;
(g) Customer will not use, or permit any other person to use, the Expanded License Software to provide any service to, on behalf of, or for the benefit of, any third party, except that Customer shall be permitted to use the Expanded License Software to provide services to, or on behalf of, (i) AT&T Broadband, LLC and any entity which is directly or indirectly wholly owned or majority owned by AT&T Broadband, LLC, and (ii) MediaOne Group, Inc. and any entity which is directly or indirectly wholly owned or majority owned by MediaOne Group, Inc. or which owns any of the Applicable MediaOne Systems (as defined in Section 7 herein) but only as it relates to the Applicable MediaOne Systems;
(h) Except as specifically provided in Section 3(l) or as otherwise provided in this Amendment, Customer will not use, or permit any other person to use, the Expanded License Software in a service bureau capacity (e.g., whereby two or more unrelated parties are capable of deriving the benefit of the software from a common or shared computer facility);
(i) Customer's rights to install Expanded License Software on a workstation or on a network or other multi-user computer system are specified in the then current Documentation for the particular Product;
(j) Customer shall not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Expanded License Software;
(k) The Expanded License granted under this Section is exclusive of any third party software that may be required to operate the software or required in the Designated Environment, for which Customer agrees to be solely responsible for procuring;
(l) CSG acknowledges and agrees that Customer may desire to have third parties access and use copies of the Expanded License Software for the exclusive benefit of Customer, and CSG hereby consents to such third party access, provided that (i) Customer takes all reasonably necessary precautions with such third parties to protect the intellectual property rights of the

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     Expanded License Software; (ii) such third parties' use of the Expanded License Software is strictly in accordance with the limitations contained in the Agreement as amended by this Amendment; and (iii) to be responsible for the acts or omissions of such third parties with respect to their use of the Expanded License Software.

The consideration paid for the Expanded License granted hereunder, the associated maintenance fees and the accompanying payment terms are specified on Exhibit B-1. Maintenance fees shall be payable only to the extent that Customer desires to receive maintenance for the Expanded License Software. In addition, the maintenance fees specified on Exhibit B-1 shall be reviewed by the parties pursuant to the provisions of Section 8 of this Amendment to make equitable adjustments to such fees on a going forward basis to the extent that Customer's maintenance requirements for one or more of the Products included in the Expanded License Software have changed.

PEAK CONTRACT
4. In consideration for payment of the Expanded License Software fees, CSG agrees to waive any and all claims it may have in connection with, including any amounts that may be due under, that certain Letter Agreement by and between Customer and CSG dated March 13, 2000, related to Peak Cablevision, LLC.

EXCLUSIVITY WAIVER
5. (a) The parties hereby agree to delete the phrase "residential wireline telephony" from Section 31 of the Agreement, the effect of which is to permit Customer to acquire and use the telephony products and services of third parties, without breach of the Agreement. The parties acknowledge that CSG remains the exclusive provider of field management and dispatch Products and Services for residential wireline telephony. Notwithstanding the foregoing, if CSG's field management and dispatch solution is functionally incompatible with the third party residential wireline telephony solution chosen by Customer, then Customer may acquire and use a non-CSG field management and dispatch solution for residential wireline telephony; provided, however, that Customer will use its commercially reasonable efforts to cause any third party residential wireline telephony solution provider to cooperate in good faith with CSG such that CSG may be able to modify its field management and dispatch Products and Services to be compatible with such third party residential wireline telephony solution.

   (b) For purposes of this Amendment, the term "Aggregation" shall mean the process, product or service whereby billing data from a telecommunication provider's disparate product offerings (e.g., video, high speed data/Internet and/or wireline or wireless telephony) are combined onto a single paper or electronic consumer billing statement. The results of Aggregation permit the service provider to, for example, apply cross product discounting, combined bill discounting and consolidated accounts receivable management, including payment allocation. CSG does not claim that Section 31 applies to Aggregation of Customer's service offerings. Customer, however, will give CSG an opportunity to bid on any and all Aggregation work and will cooperate in good faith with CSG to communicate Customer's value, quality and timeliness requirements so that CSG can prepare its bid. Nothing in this Section 5(b), however, shall in any way amend CSG's exclusive right under the Agreement to print and mail any video, Internet/high speed data or residential wireline telephone bill, regardless of whether the same is Aggregated.

TELEPHONY TRANSITION ASSISTANCE
6. For a period not to exceed nine months from the date hereof, CSG agrees to provide all reasonably required assistance and services to Customer and Customer's designated telephony providers in migrating the residential wireline telephony subscribers of Customer, AT&T

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

   Broadband, LLC and any entity which is directly or indirectly wholly owned or majority owned by AT&T Broadband, LLC, and MediaOne Group, Inc. and any entity which is directly or indirectly wholly owned or majority owned by MediaOne Group, Inc., currently being processed on CSG's system to the customer care and billing system of Customer's designated telephony providers. Customer shall pay CSG on a time and materials basis for all Services provided during the transition period. CSG and Customer shall enter into a mutually agreeable Statement of Work as soon as reasonably practicable after execution of this Amendment that will specify each party's responsibilities. In the event that Customer contracts with (********* ***********) to provide its residential wireline telephony customer care and billing system, CSG will provide the transition services set forth in Exhibit A pursuant to such Statement of Work. To the extent Customer selects an alternative provider for its residential wireline telephony customer care and billing system, then CSG and Customer will negotiate in good faith the scope of the transition services that CSG may provide.

MEDIAONE CONVERSION
7. (a) CSG and Customer will use their respective best efforts to convert all subscribers served by cable systems that were acquired by Customer as a result of its acquisition of MediaOne Group, Inc. ("MediaOne"), but excluding any such systems that are sold or exchanged on or prior to December 31, 2001, or as of December 31, 2001 are under contract to be sold or exchanged, the subscribers of which are not currently processed by CSG (the "Applicable MediaOne Systems"), to CSG customer care and billing Products and Services (other than with respect to residential wireline telephony offerings) no later than December 31, 2001. Customer will use its best efforts to identify and schedule all Applicable MediaOne Systems and associated MediaOne subscribers and CSG and Customer will use their respective best efforts to agree upon a conversion plan substantially in the form of that attached as Exhibit D hereto, no later than November 15, 2000. In consideration of Customer converting at least 90% of the MediaOne subscribers served by the Applicable MediaOne Systems on or before December 31, 2001 and all remaining MediaOne subscribers of the Applicable MediaOne Systems on or before June 30, 2002, Customer, CSG will grant to Customer and (i) AT&T Broadband, LLC and any entity which is directly or indirectly wholly owned or majority owned by AT&T Broadband, LLC, and (ii) MediaOne Group, Inc. and any entity which is directly or indirectly wholly owned or majority owned by MediaOne Group, Inc. or which owns any of the Applicable MediaOne Systems (but only as it relates to the Applicable MediaOne Systems) the tiered BSC fees set forth in Exhibit B-2. As a result, Section 5 of Schedule D (as amended by the Fourth Amendment) is deleted. Customer acknowledges and agrees that the MediaOne subscribers currently being processed by CSG shall immediately be subject to the terms and conditions of the Agreement provided, however, that the pricing for the MediaOne subscribers shall remain the current pricing under the Media One contracts until January 1, 2001.

   (b) CSG shall pay Customer, or its designee up to a maximum of $(***) as fees payable with respect to subscribers that convert to the CCS Services from a third party's customer care and billing platform on or before December 31, 2001 ("Conversion Fees"). The Conversion Fees shall be equal to $(***) per month, per converted subscriber for each of the first 6 months after a converted subscriber converts to the CSG system. Payments due under this Section shall begin to accrue on the first day of the month subsequent to the month in which any particular converted subscriber converts to a CSG System, and shall be paid quarterly, within 60 days after the conclusion of each applicable CSG fiscal quarter. In the event that Customer has met all of its obligations under a mutually agreed to conversion plan for any particular System Site, and is ready, willing and able to convert any particular group of subscribers, and such subscribers are not converted solely as a result of CSG's inability to effect such a conversion, then CSG agrees that it shall nonetheless credit Customer with an amount of the Conversion Fee that would have

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

been due Customer, had CSG converted such subscribers in accordance with the agreed upon schedule.

THREE YEAR EVALUATION
8. CSG and Customer agree that the Chief Executive Officer of CSG and the Chief Financial Officer of Customer shall institute a process on or near the third anniversary of this Amendment to review the status of the relationship between their companies in light of the modifications implemented by this Amendment. During this review, the parties shall in good faith discuss the terms and conditions of the Agreement as amended, including pricing terms, with the intention that such terms will be modified to reflect any new, incremental business that Customer has provided to CSG not otherwise required to be provided under the Agreement. It is the desire of the parties that they will, during this three year review period, expand the scope of their corporate relationship and consequently, there will be an opportunity to make further amendments that reflect the mutual benefits of that expanded relationship. Nothing in the paragraph shall be construed to alter or amend any other rights or remedies of the parties contained in the Agreement.

DEVELOPMENT PROJECTS
9. With respect to any development project between the parties, CSG and Customer will negotiate in good faith a mutually agreeable Statement of Work, which shall be substantially in the form of the sample Statement of Work attached to, and comply with the other requirements set forth in, Exhibit H. Except as otherwise specifically provided in a Statement of Work, CSG shall own all right, title and interest to any Deliverable, as contemplated under Section 4 of Schedule B to the Agreement. Each such Statement of Work agreed upon by the parties shall include a designation by Customer of whether the development project is deemed "strategic" or "non-strategic", provided that Customer shall not designate any development project as "strategic" unless the aggregate fees payable to CSG in connection therewith are at least $(***), and provided further, that any development project with aggregate fees payable to CSG of less than $(***) shall be deemed neither "strategic" nor "non-strategic" for purposes of this Section
9. With respect to any project set forth in an agreed upon Statement of Work that is designated by Customer as "strategic", Customer shall fund the cost thereof, and CSG shall be restricted for a period of (***) to (*** ******) from the date the Deliverables are made available to Customer (as agreed to by the parties in such Statement of Work) from using or distributing, or permitting the use by any third party of, the Deliverables and related intellectual property. With respect to any project set forth in an agreed upon Statement of Work that is designated by Customer as "non-strategic", CSG may (i) elect to charge Customer for its development costs, in which case CSG may not itself use, or make the Deliverables or related intellectual property available for the use by other customers or third parties for (***) to (*** ******) from the date the Deliverables are made available by CSG (as agreed to by the parties in such Statement of Work); provided, however, that CSG may at any time elect to use the Deliverables or intellectual property without Customer's permission in which case it shall refund to Customer the development fees paid to it by Customer under the applicable Statement of Work; or (ii) elect not to charge Customer for its development costs, in which case CSG may use the Deliverables and related intellectual property without restriction. Should Customer and CSG be unable to agree upon the terms and conditions of a Statement of Work for any development project that Customer deems "strategic", then Customer shall have the right to have a third party develop such product at Customer's sole risk and expense on substantially the same or better (as to Customer) terms as Customer proposed to CSG. CSG agrees that it shall cooperate with Customer and any such third party in their development efforts. CSG shall implement such independently developed product into production, provided, however, that CSG shall not have an obligation to implement such product if, after it has had a reasonable opportunity to test such product, CSG determines based

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
on that testing that the implementation of such product would have a material detrimental impact upon the response time, capital resources, or other operational performance of the CSG system.

PERFORMANCE ISSUES WITH RESPECT TO EXISTING PRODUCTS AND SERVICES
10. CSG and Customer shall use their respective commercially reasonable efforts to resolve any performance issues that arise with respect to the Products and Services provided to Customer under the Agreement as of the date of this Amendment ("Existing Products and Services") as quickly as possible. Any disagreements over performance of Existing Products and Services that extend beyond 30 days from the date such performance issues are first communicated to the other party shall be escalated to CSG's Chief Executive Officer and Customer's Chief Financial Officer for resolution. Nothing in the paragraph shall be construed to alter or amend any other rights or remedies of the parties contained in the Agreement.

NEW PRODUCTS AND SERVICES
11. For purposes of this Amendment, "New Products or Services" means any Products or Services that (i) are not Existing Products and Services, (ii) will result in incremental revenue for CSG and (iii) are either (A) requested from CSG by Customer or (B) developed by CSG as a separately priced Product or Service. With respect to any New Products or Services which Customer requests CSG to develop, the parties shall negotiate in good faith a mutually agreeable Statement of Work, which shall be substantially in the form of, and comply with the other requirements set forth in, Exhibit H.

(a) With respect to any New Product or Services, except those Products and Services that are integrated by CSG as part of its service bureau offerings such that their introduction affects Customer and other CSG customers simultaneously, CSG shall comply with the testing requirements contained in Exhibit E prior to implementing or deploying such New Products or Services.
    (b) With respect to any New Products or Services, CSG will comply with the performance metrics set forth in Exhibit I after implementation or deployment of such New Products or Services.
(c) With respect to any New Products or Services, the parties agree that Customer shall have the right, and CSG agrees to cooperate to the fullest extent reasonably possible, to have Customer participate and be fully informed with respect to CSG's development process and CSG's own internal testing procedures. Where reasonably practicable, CSG agrees to take into consideration and utilize Customer's recommendations with respect to CSG's development and testing procedures.
(d) In addition to and not in lieu of any existing right, remedy or procedure provided for in the Agreement, in the event of any dispute or disagreement arising between CSG and Customer with respect to a New Product or Service, or a proposed New Product or Service, including disputes or disagreements with respect to pre-development activities, the development of a Statement of Work, or the design, development, implementation, testing or deployment of the New Product or Service, either party may provide the other notice of its election to engage an independent technical advisor (the "Technical Advisor") pursuant to the terms of this Section 11. Such notice shall specify the area or areas of dispute or disagreement with respect to which the Technical Advisor will be engaged. CSG and Customer shall use good faith efforts to select the Technical Advisor as soon as reasonably practicable, but in any event within 20 days of the giving of such a notice. The Technical Advisor shall be any independent party that is an industry-recognized expert in the development and release of commercial software applications. If the parties are unable to select the Technical Advisor within such 20-day period, the decision shall be escalated to CSG's Chief Executive Officer and Customer's Chief Financial Officer for resolution. If the parties are unable to select a Technical Advisor

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
    within 20 days of such escalation, the Technical Advisor shall be an individual or entity to be named and agreed upon within 60 days of execution of this Amendment (the "Alternate") provided that the Alternate is not then an affiliate of either party. Upon selection of the Technical Advisor, the parties shall cooperate in good faith with one another and the Technical Advisor to enable the Technical Advisor to evaluate adequately the area(s) of dispute or disagreement in order to advise and counsel the parties with respect to a resolution thereof. Without limiting the generality of the foregoing sentence, CSG and Customer will provide the Technical Advisor with all information and data, access to personnel and such other resources as are reasonably requested by the Technical Advisor. In rendering its opinion, the Technical Advisor shall take into account the impact of any recommendation on CSG's business operations taken as a whole. The parties shall endeavor in good faith to resolve their disputes and disagreements based on the recommendations and counsel of the Technical Advisor, provided that neither party shall be obligated to implement any such recommendation. Further, CSG shall not be obligated to alter or delay its New Product or Service implementations unless CSG chooses to do so as a consequence of adopting the recommendation of the Technical Advisor. CSG and Customer shall each pay one-half of the fees and expenses of the Technical Advisor.

MUTUAL WAIVER AND RELEASE
12. CSG and Customer shall execute the Settlement and Release Agreement set forth as Exhibit F.

PRESS RELEASE
13. The parties agree to issue a joint press release in the form attached as Exhibit G.

PAYMENT OBLIGATIONS
14. No later than November 15, 2000, Customer shall pay all invoices not disputed by Customer in good faith and outstanding under the Agreement as of September 30, 2000, as set forth in the document entitled "Summary of AT&T Broadband Corporate Invoice Amounts," a copy of which has been provided to Customer. In addition, Customer may, no later than November 15, 2000, commence and complete an audit of the postage fees charged by CSG under the Agreement during the calendar year 2000. If such audit reveals a discrepancy , Customer may offset any overcharge against any amount owed to CSG pursuant to this
Section 14, or if such audit reveals an undercharge, Customer shall pay such amount promptly. If CSG disputes an audit finding of an overcharge in good faith, Customer may withhold payment of a like amount owed under the CSG invoices identified pursuant to this Section 14 until such dispute is resolved. The parties agree that the postage owed shall be determined under the terms of the Agreement, as supplemented by subsequent documentation from CSG.

ENTIRE AGREEMENT
15. This Amendment, together with the Exhibits hereto which are incorporated herein, constitute the complete and entire statement of the agreement of the parties with respect to the subject matter hereof and supersede all prior writings or understandings with respect thereto.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

THIS AMENDMENT is executed on the day and year first shown above.


CSG SYSTEMS, INC. ("CSG")                      AT&T BROADBAND MANAGEMENT
                                               CORPORATION ("Customer")

By:    /s/ Jack Pogge                          By:    /s/ Daniel E. Somers
       ----------------------------                   -------------------------

Name:  Jack Pogge                              Name:  Daniel E. Somers
       ----------------------------                   -------------------------

Title: President & COO                         Title: President & CEO
       ----------------------------                   -------------------------


List of Exhibits
----------------

Exhibit A:  Telephony Transition Services
Exhibit B:  Fees
Exhibit C:  Rollout Schedule
Exhibit D:  Media One Conversion Plan
Exhibit E:  Testing Procedures
Exhibit F:  Settlement and Release Agreement
Exhibit G:  Joint Press Release
Exhibit H:  Statement of Work Template
Exhibit I:  Performance Metrics

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                   EXHIBIT A
                         Telephony Transition Service
                         ----------------------------

Scope:
------
Transition/convert from CSG Wireline Telephony Services to (********).
The project will commence on 10/15/2000 with an objective to complete all market conversions in 6 months (4/15/2001) with a window not to exceed 9 months (7/15/2001).

CSG's commitment
----------------
CSG will put together a project team that will work with Customer and (********) beginning 10/15/2000. CSG will assist in the planning and execution of the conversion for a period not to exceed 9 months. The project team will be responsible for the following:

 .   CSG's project team will provide Customer and (*********) with subject matter expertise surrounding CSG's data architecture, formats, field definitions, etc., to assist them in creating conversion programs.

 .   CSG will provide the data necessary to validate (*********)' conversion programs in a dry-run scenario.

 .   CSG agrees to provide conversion data based on mutually agreed upon conversion dates and times.

 .   CSG and Customer agree that this conversion is not a flash-cut and will be completed on a market by market basis.

 .   CSG will work with Customer and (*********) in determining the order in which the various markets will be converted.

 .   CSG agrees to support any markets, including in the States of Texas and
    Pennsylvania, in which regulatory requirements may delay conversion until each such market is converted, but in no event beyond July 15, 2001.

 .   Over the course of working with Customer, CSG has created third-party interfaces that were specifically developed for and used by Customer for pre-order validation, automated provisioning and billing. CSG agrees to assist in transitioning the operational aspects of these interfaces to (*********) on a project by project basis. In addition, to the extent that Customer has paid for the development of such third party interfaces, CSG shall provide to Customer such interface programs and related documentation at no charge, and Customer shall have the right to use such interface programs and documentation for any purpose whatsoever.

 .   Through July 15, 2001, Statements of Work will continue to be managed through the processes set forth in Exhibit H . No new Statements of Work will be initiated with end dates beyond July 15, 2001.

 .   CSG will make a reasonable effort to support any regulatory requirements that become an issue during this transition period. These new requirements will be handled through the existing SOW process.

 .   CSG will support the Telephony IOT environment from 10/15/2000 to 1/15/2001 at which time CSG and Customer will evaluate the necessity of continuing to maintain and support this environment.

 .   Interfaces that may be required between CSG and (*********) will be evaluated and handled through the Statement of Work process.

 .   Usage, payments and any other data received by CSG after the cut-off date for each market will be forwarded to (*********) in the format it was received.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Customer Responsibilities:
--------------------------

 .   Customer will be responsible for determining how to handle pipeline orders existing at the time of the conversion. In addition, Customer will need to determine when orders can no longer be taken in CSG's systems for each market being converted.

 .   Customer will be responsible for creating and implementing procedures to handle payments received after the conversion of a market.

 .   In coordination with CSG in the performance of its responsibilities as set forth above, Customer will be responsible for the creation of the conversion and transition plan.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   EXHIBIT B

                                     Fees
                                     ----

Exhibit B-1 - Expanded License Software

Exhibit B-2 - Tiered CCS Fees

Exhibit B-3 - XML Custom Development With Respect to ACSR Transactions (ACSR
              XML)

Exhibit B-4 - Telephony Domain Server

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                  EXHIBIT B-1
                           EXPANDED LICENSE SOFTWARE
                           -------------------------

Expanded License Software                                     $(***)

     Includes the following software components:
     .  ACSR
     .  ACSR Telephony
     .  ACSR Module of High Speed Data
     .  CSG Workforce Management
     .  CSG TechNet
     .  CSG Statement Express
     .  CSG Screen Express
     .  CIT

     The Expanded License Software is subject to the terms and conditions set forth in Section 3 of this Amendment.

Expanded Software Annual Maintenance                          $(***)

     Includes the following software components:
     .  ACSR
     .  ACSR Telephony
     .  ACSR Module of High Speed Data
     .  CSG Workforce Management
     .  CSG TechNet
     .  CSG Statement Express
     .  CSG Screen Express
     .  CIT

     CSG agrees that, effective January 1, 2001, the Expanded License Software annual maintenance shall supersede and replace the maintenance Customer was previously obligated to pay for licenses previously granted, but only as such licenses relate to the Expanded License Software (as defined in Section 3 of this Amendment). The first annual maintenance period for the Expanded License Software shall begin on January 1, 2001 and shall end on December 31, 2001. Each subsequent year's annual maintenance period shall begin on January 1 and end on December 31 throughout the term of the Agreement. The Expanded License Software annual maintenance shall be subject to Section 4 of the Agreement beginning January 1, 2002 (i.e., the first Section 4 adjustment would be applied on January 1, 2002).

Payment Terms:

     Notwithstanding anything to the contrary in the Agreement, the Expanded License Software fee of $(***) and the first year's annual maintenance of $(***) shall be due to CSG as set forth below. Annual maintenance for each subsequent year shall be invoiced to Customer on January 1 of each such subsequent year and is payable pursuant to Section 2 of the Agreement.

     Expanded License Software:
     --------------------------
     Billable Date               Due Date                   Payment Amount
     -------------               --------                   --------------
     October 15, 2000            December 31, 2000          $(***)
     January 15, 2001            March 31, 2001             $(***)
     April 15, 2001              June 30, 2001              $(***)
     July 15, 2001               September 30, 2001         $(***)

     1/st/ Year's Annual Maintenance:
     --------------------------------
     Billable Date               Due Date                   Payment Amount
     -------------               --------                   --------------
     July 15, 2001               September 30, 2001         $(***)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                  EXHIBIT B-2

                                     Fees
                                     ----

     I.  TIERED CCS(TM) WIRELINE VIDEO AND CABLEMAX PROCESSING:

         A. The Basic Monthly Subscriber Charge (herein after referred to as
            BSC) for the time period beginning January 1, 2001 and ending December 31, 2003 shall be as follows:

            Number of Basic Subscribers                    Tiered BSC *
            ---------------------------                    ------------
            .  0 to (***)                                  $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) and greater                           $(***)

            * The BSC for each of the six (6) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers; if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers).

         B. The BSC for the time period beginning January 1, 2004 and ending December 31, 2012 shall be as follows:

            Number of Basic Subscribers                    Tiered BSC *
            ---------------------------                    ------------
            .  0 to (***)                                  $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) to (***)                              $(***)
            .  (***) and greater                           $(***)

            * The BSC for each of the six (6) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers; if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers). The BSC for each of the six (6) tiers, as noted, is subject to Section 4 of the Agreement beginning January 1, 2005 (i.e., the first Section 4 adjustment would be applied on January 1, 2005).


                (This space has been intentionally left blank)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

     II.  TIERED CCS(TM) - ISP SERVICES FEES:

          A. The Basic Monthly Subscriber Charge (herein after referred to as
             BSC) for the time period beginning January 1, 2001 and ending December 31, 2003 shall be as follows:

             Number of Basic Subscribers                      Tiered BSC *
             ---------------------------                      ------------
             .      0 to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) and greater                             $(***)

             * The BSC for each of the five (5) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers; if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers).

          B. The BSC for the time period beginning January 1, 2004 and ending December 31, 2012 shall be as follows:

             Number of Basic Subscribers                      Tiered BSC *
             ---------------------------                      ------------
             .      0 to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) to (***)                                $(***)
             .  (***) and greater                             $(***)

             * The BSC for each of the five (5) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers; if Customer had (***) basic subscribers, the BSC would be $(***) on all (***) basic subscribers). The BSC for each of the five (5) tiers, as noted, is subject to Section 4 of the Agreement beginning January 1, 2005 (i.e., the first Section 4 adjustment would be applied on January 1, 2005).


                (This space has been intentionally left blank)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                  EXHIBIT B-3

                                     Fees
                                     ----

     XML CUSTOM DEVELOPMENT WITH RESPECT TO ACSR TRANSACTIONS (ACSR XML):

          Custom Development Services for ACSR XML         $(***)

          The custom development services contemplated in the $(***) fee are set forth in Section 1 of this Amendment. Reimbursable Expenses are additional.

          Any additional custom development services, as may be requested by Customer, in addition to those specifically set forth in Section 1 of this Amendment, may be provided by CSG under a separately executed mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

          Annual Maintenance and Support Fees for ACSR XML       $(***) per year

       Payment Terms:

          If Customer elects to exercise the option described in Section 1 of this Amendment, the custom development fee of $(***) and the initial annual telephone support fee shall be due to CSG as follows:

          Billable Date                   Due Date                             Payment Amount
          -------------                   --------                             --------------
          15 days from the date Customer  60 days from notification date       $(***)
          notifies CSG that it elects to
          exercise the Section 1 option

          75 days from notification date  120 days from notification date      $(***)

          NOTE: If Customer elects to exercise the option described in Section 1 of this Amendment, the first year's annual telephone support period shall begin on the notification date and shall end one year later. Each subsequent year's annual telephone support period shall begin on the anniversary date of the notification date and shall end one year later throughout the term of the Agreement.


                (This space has been intentionally left blank)

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"


                                  EXHIBIT B-4

                                     Fees
                                     ----

                           TELEPHONY DOMAIN SERVER:

     A. Monthly Facilities Management Processing Support (UHS and SDS)  $(***)

     B. Monthly Facilities Management Processing Support  (TDS)         $(***)


                (This space has been intentionally left blank)


 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                    EXHIBIT C

                               Rollout Schedule
                               ----------------

Software                                     Effective Date of Rollout
--------                                     ------------------------
ACSR                                         (********* **** ** **** *********)
ACSR Telephony                               (********* **** ** **** *********)
ACSR Module of High Speed Data               (********* **** ** **** *********)
CSG Workforce Management                     (******* ***, ****)
CSG TechNet                                  (******* ***, ****)
CSG Statement Express                        (***** ***, ****)
CSG Screen Express                           (***** ***, ****)
CIT                                          (***** ***, ****)



                (This space has been intentionally left blank)

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                    EXHIBIT D

                           MediaOne Conversion Plan
                           ------------------------

                               [TO BE COMPLETED]

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                    EXHIBIT E

Testing Support, Testing Environment and Testing Requirements

I.   Support:
------------
A.   During the testing of any New Product or Service provided by CSG under the
     Agreement:
     1. CSG will provide a single point of contact, whose name will be communicated to Customer prior to any testing of such New Products or Services, who will be responsible for all test environment issues. The contact will be available from 8am-5pm Monday through Friday during the testing period and during the first two weeks of implementation. Additional support beyond the normal business hours, as it relates to a single point of contact, will be available via a mutually agreeable Statement of Work.
     2. CSG will provide a defined escalation path for testing failures up to and including to Ed Nafus - Exec. V.P. at CSG or his successor.
     3. On-site support will be provided on a project by project basis in accordance with Statement of Work that will be agreed upon by the parties.

B. CSG will provide help desk support, in accordance with industry standards, 8am - 5pm Monday through Friday for testing, which shall include, but not be limited to the following support:
     1. Application/technical assistance support desk which logs and tracks issues and has the ability to report on operational statistics related to help desk functions.
     2. During code release periods for New Products and Services, the CSG help desk will provide turnaround on all issues based on the Severity Levels described in this Exhibit.
     3. Outside of normal business hours, CSG will utilize pager devices, or some equivalent, which will allow Customer to notify CSG that it has requested support. For Customer calls outside of normal business hours relating to Severity Level 1 or 2 issues, CSG will respond to Customer within two hours of such page or other notification.

C. CSG shall provide training, either classroom or on-site, as appropriate, to Customer personnel on architecture and configuration for New Products and Services that will be released into Customer's environment. Training requirements will be set forth in a mutually agreeable Statement of Work.

D. On or before December 15, 2000, CSG and Customer shall mutually develop methods and procedures including, standards for communication related to testing and associated issues, incident reports, the schedule for implementation into Customer's test and production environments, configuration, testing cycles, functional capabilities, monthly performance review meetings and any other operational requirements deemed necessary by the parties.

E. On or before December 15, 2000, CSG and Customer shall develop a comprehensive first draft of mutually acceptable methods and procedures for both parties which shall be used for (i) the on-going evaluation of the integrated test environment required for the utilization of the New Products and Services by Customer and (ii) assessing the performance of such New Products and Services during the testing process, and (iii) implementing any corrective actions to address identified issues. Each party will pay its own costs in participating in this effort.

F. Every eighteen (18) months, Customer will have the option to appoint a third party ("Auditor"), that is reasonably acceptable to CSG, with significant knowledge and background in software testing processes and procedures to conduct an audit of CSG's and Customer's methods and procedures for testing and release management of New Products and Services. Such Auditor shall be subject to the confidentiality obligations set forth in Section 19 of the Agreement. CSG and Customer will implement the recommendations of such Auditor based on an implementation plan that is mutually agreeable to the parties.

II.   CSG's Mainframe Test Environment:
---------------------------------------

   CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

A. CSG Testing: Any New Products and Services provided to Customer for testing shall be identified as substantially tested by CSG, except with respect to New Products and Services that are jointly tested between the parties. CSG shall share the nature of the testing performed on such New Products and Services and the results of such testing for such New Products and Services.

B. to the methods and procedures described in Section I.D of this Exhibit. In general, the parties objective for testing falls within the following time frames:

     1. New Products and Services Code Releases - 5 weeks prior to production implementation
     2. Telephony Bundles - 5 weeks (until Customer is deconverted) prior to production implementation

C.   Performance Testing:
     1. CSG shall maintain the test region in an available and fully functioning mode on a 24/7 basis with the exception of a pre-agreed upon maintenance schedule.
     2. As requested, and when agreed to pursuant to the methods and procedures described in Section I.D of this Exhibit, CSG shall provide testing capability that will allow 3 cycles of a billing statement per week for the New Products and Services being tested.
     3 CSG's dedicated Customer test region, as described in Section 42 of the Agreement, will support all testing that is described in this Exhibit. A pre-defined SPA structure will be used for new code implementations in accordance with mutually agreed upon Statements of Work.
     4. Customer shall have access to configuration controls for New Products and Services to enable Customer to make changes to any such configuration controls as agreed to pursuant to the methods and procedures described in
     Section I.D. of this Exhibit.

D.   Test System Architecture:
     1. CSG's testing system architecture should duplicate CSG's production as closely as possible.
     2. CSG's test system shall be capable of establishing multiple SPA's to support different product combinations, parameter settings, and 3rd party interfaces for Customer.
     3. CSG will keep Customer's test region current with the most recent versions of the New Products and Services being tested.
     CSG shall cleanse test environment SPA's without disruption of test initiatives.
     5. CSG's testing system will be flexible enough to support:
     a. Transfer of data across System/Prin/Agent.
     b. Single sessions across regions (when such functionality becomes available in CSG's production environment).
     6. The CSG test system architecture shall support recovery testing that is mutually agreeable to the parties.

E.   Products Required for Customer's Testing Environment:
     1. CSG shall allow Customer to test all New Products and Services in the Customer testing environment.
     2. CSG shall provide, as agreed to pursuant to the methods and procedures described in Section I.D of this Exhibit, the following functionality capabilities for the Customer testing environment: Printed Statements, UDU, Statement Files, Security, Lockbox, Printed Reports (RMS), Credit Verification, Credit Card Verification, Recurring Credit Card, Printed Cash Register Receipts, Printed Work Orders, Selects, Daily Data Feeds, Monthly Financial Files, Refund Checks.

III.     Documentation:
         --------------

A.   CSG will use best efforts to deliver to Customer the following:
     1. Design documentation for New Products and Services two months prior to the release of such New Products and Services into the testing environment which shall include, but is not limited to, a


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
     description of the feature and functionality of such New Product or Services, other CSG Product(s) that are impacted, screen design, etc.
     2. Release notes shall be provided one month prior to test region code push for New Products and Services, which notes shall include, but not be limited to, the detailed functionality of such software.
     3. Bulletins for the frontline software users shall be provided 21 days prior to production implementation.

B. On a monthly basis, CSG will provide Customer with a comprehensive list of all New Products and Services that are in development for Customer This documentation will include: implementation dates, test schedules and designated environments.
C. CSG/Customer shall create a report of "lessons learned" by project to ensure issues are not repeated. Key lessons learned will be used as guidelines for CSG and Customer to change testing processes.
D. CSG shall provide checklist(s) of "To Do's" for installation, setup and loads of all code for New Products and Services into Customer's test environment.
E. CSG shall provide thorough documentation of the test environment for New Products and Services CSG Product Management personnel shall conduct, in person, design reviews and training on how proposed designs will impact the system for the Customer test team.

IV.  Testing
     -------

A. Customer shall test New Products and Services upon receipt of such New Products and Services in the Customer test environment. Such tests will be performed in order to determine whether such New Products and Services (1) meet the applicable specifications, perform the applicable functionality, and do not exceed the facilities usage or run time limits and standards set forth in the applicable Statements of Work or CSG's specifications and documentation for the New Products and Services, and (2) establish that the New Products and Services are capable of running on a repetitive basis with a variety of Customer data without failure in the Customer test environment. Such tests may include, but are not limited to, the following: user acceptance, regression, integration, migrations, recovery, load, conversions, and production readiness.

B. Based on Customer's own certification standards, Customer will employ a certification process that certifies the New Products and Services. These standards are not deemed to be accepted by CSG as CSG's certification standards and are only employed to assist the Customer in communicating potential errors in such New Products and Services to CSG. The New Products and Services shall be deemed certified by Customer when there are no Severity Level 1 or Severity Level 2 defects in such software (as described in this Exhibit) and acceptable workarounds for any Severity Level 3 defects (as described in this Exhibit) have been mutually agreed upon between the parties.

C. Customer's testing shall be designed to detect errors in the New Products and Services. Any error shall be assigned one of the Severity Level's described below and CSG, as agreed to pursuant to the methods and procedures described in
Section I.D of this Exhibit, shall respond to correct such error. CSG shall use best efforts to respond in accordance with the following table:

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

SEVERITY LEVELS
---------------
--------------------------------------------------------------------------------
 SEVERITY 1      24 Hour Status            A system outage or complete loss of
 Show            72 Hour Fix               functionality. The product is not
 Stopper                                   stable, resulting in the workstation
                                           locking up, the application crashing,
                                           General Protection Faults, or other
                                           system failure.



 SEVERITY 2      48 Hour Status            A loss of crucial functionality. No
 Major           96 Hour Fix               acceptable workaround exists for the
                                           problem. The operator cannot perform
                                           their job with this problem.


 SEVERITY 3      Weekly Status             A loss of non-crucial functionality.
 Functional      Fix as needed             Acceptable workaround exists.

 SEVERITY 4      Weekly Status             An inconvenience to the operator.
 Minor           Fix as needed

 SEVERITY 5      Weekly Status             Cosmetic changes that do not affect
 Visual          Fix as needed             functionality.

--------------------------------------------------------------------------------

D. Customer and CSG shall meet weekly to discuss the defect status. The parties shall agree upon discrepancy reporting and resolution procedures utilizing the Severity Level guidelines set forth above.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   EXHIBIT F

                       Settlement and Release Agreement
                       --------------------------------



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                       CONFIDENTIAL SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                                  I.  PARTIES
                                      -------
     The parties to this Confidential Settlement Agreement and Mutual Release (the "Agreement") are:

     1. AT&T Broadband Management Corporation (formerly TCI Cable Management Corporation), a Colorado corporation, and its parent, subsidiaries, affiliates and relevant divisions (hereinafter referred to collectively as "AT&T Broadband"); and

     2.   CSG Systems Inc., a Delaware corporation ("CSG").

     3. AT&T Broadband and CSG shall be referred to collectively as the "Parties."

                              II.  EFFECTIVE DATE
                                   --------------
        The effective date of this Agreement shall be October 10, 2000.

                                III.  RECITALS
                                      --------

     1. AT&T Broadband filed a Demand for Arbitration (the "Arbitration") under the Restated and Amended CSG Master Subscriber Management System Agreement, dated August 10, 1997, between CSG and AT&T Broadband Management Corporation (as amended, the "Master Agreement").

     2.   CSG is the respondent in the Arbitration.

     3. AT&T Broadband and CSG have agreed that it is in their respective best interests to settle and resolve certain claims asserted in and relating to the Arbitration. By entering into this Agreement, no party admits any liability whatsoever. Accordingly, the Parties to this Agreement are desirous of mutually and amicably settling all claims arising under the Master Agreement (except as specifically provided in this Agreement) under the terms and conditions of this Agreement.

     4. The Parties were unable to agree on the meaning or scope of Section 31, Exclusivity, of the Master Agreement. The Parties, therefore, are reserving and do not waive the rights and arguments they may have in connection with
Section 31 of the Master Agreement, except as specifically addressed in that certain 49th Amendment to Restated and Amended CSG Master Subscriber Management System Agreement between CSG and AT&T Broadband, dated of even date herewith (the "Amendment").



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           IV.  TERMS OF SETTLEMENT
                                -------------------

     In consideration of the foregoing and the terms set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.   Dismissal of the Arbitration.  The Parties stipulate and agree to the
          ----------------------------
dismissal of the Arbitration with prejudice (except for the matters specifically excluded in Section 2). A Stipulation for Dismissal, in the form attached hereto as Exhibit A, will be submitted to the AAA immediately following the execution of this Agreement.

     2.   Mutual Release. The Parties, on behalf of themselves and their parent,
          --------------
subsidiaries, affiliates, agents, officers, directors, employees, consultants, associates, representatives, attorneys, heirs, predecessors, successors and assigns, hereby forever release and discharge each other and their current and former parent companies, subsidiaries, affiliates, agents, officers, directors, employees, consultants, associates, attorneys, representatives, heirs, predecessors, successors and assigns, or any person acting by, through, under or in concert with each of them, from any and all claims, counter-claims demands, causes of action or liabilities, known or unknown, whether at law or in equity, based upon, relating in any way to or arising under the Master Agreement or any acts or omissions of the Parties, in each case through the date of this Agreement, including but not limited to all claims or counter-claims which were raised or could have been raised in the Arbitration, except as follows: the Parties reserve and do not waive or release any claim with respect to, or rights and arguments in connection with, Section 31 of the Master Agreement, except as specifically set forth in the Amendment.

     3.   Confidentiality. The terms, conditions and substance of this Agreement
          ---------------
shall be kept confidential. Except as otherwise agreed by the Parties, no terms or conditions of this Agreement may be disclosed to any third party, other than lawyers, accountants and/or professionals whose services are or may be needed by the Parties to effectuate this Agreement, and otherwise to comply with applicable law. Disclosure of this Agreement may also be made to government auditors and to comply with a court order compelling its disclosure. The Parties acknowledge that CSG will issue a public statement relating to the dismissal of the Arbitration and the general terms (other than financial terms) of the Amendment.

     4.   Costs and Attorneys' Fees. Each Party agrees to bear all of its own
          -------------------------
costs and attorneys' fees in connection with the Arbitration and all related disputes.



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                      V.  REPRESENTATIONS AND WARRANTIES
                          ------------------------------

        Each of the Parties represents, warrants and agrees as follows:

     1.   Independent Legal Advice. Each Party has received independent legal
          ------------------------
advice from its own attorneys with respect to the advisability of entering into and executing this Agreement.

     2.   Parties Have Read Agreement. Each Party or responsible agent has read
          ---------------------------
this Agreement and understands its contents.

     3.   Authority to Execute. Each Party has full power and authority to
          --------------------
execute, deliver and perform this Agreement, and each has taken all necessary steps for the execution and delivery of this Agreement.

     4.   No Previous Assignment. No Party has previously assigned, transferred,
          ----------------------
granted or purported to assign, transfer or grant any of the claims, demands, causes of action, suits, controversies, liabilities or obligations released by this Agreement.

                              VI.  MISCELLANEOUS
                                   -------------

     1.   No Admission of Liability. Nothing in this Agreement shall be
          -------------------------
construed as an admission of liability by either Party or its employees, officers, directors, consultants, associates, agents, or representatives.

     2.   Entire Agreement.  This Agreement constitutes the full and complete
          ----------------
understanding and agreement of the Parties with respect to the subject matter covered by it. No addition, deletion, or amendment shall have any force or effect, except as mutually agreed to in a writing signed by all of the Parties.

     3.   Successors and Transferees. This Agreement shall be binding upon and
          --------------------------
inure to the benefit of each Party's current and former parent companies, subsidiaries, affiliates, successors, and assigns.

     4.   No Construction Against Draftor. Each Party has cooperated in the
          -------------------------------
drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any Party.

     5.   Necessary and Further Documents. The Parties agree to execute all such
          -------------------------------
further and additional documents as shall be reasonable, necessary or desirable to carry out the provisions of this Agreement, including but not limited to Exhibit A.

     6.  Severability. If any provision or part of this Agreement is held
         ------------
invalid or unenforceable for any reason, the remainder of this Agreement shall nonetheless remain in full force and effect.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     7.   Headings. The headings and subheadings contained in this Agreement are
          --------
for convenience only and shall not control or affect the meaning, construction, or interpretation of any provision of the Agreement.

     8.   Counterparts. This Agreement may be executed in counterparts and shall
          ------------
be fully effective when executed by all Parties.

     9.   Governing Law. This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of Colorado.

                      VII.  ENFORCEMENT OF THIS AGREEMENT
                            -----------------------------

     If either Party defaults in its obligations under this Agreement, the non-breaching party may bring an action in a court of competent jurisdiction in the State of Colorado to enforce the terms of this Agreement. If a subsequent enforcement action is brought, the prevailing Party in that action shall be entitled to recover its costs and reasonable attorneys' fees.


                           [SIGNATURE PAGES FOLLOW]





CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

AT&T BROADBAND MANAGEMENT CORPORATION


By: /s/ Rick D. Bailey
   ------------------------------------
Its: Senior Vice President
   ------------------------------------
Date: October 10, 2000



STATE OF COLORADO              )
                               ) ss.
COUNTY OF ARAPAHOE             )

         The foregoing was subscribed and sworn to before me on October 10, 2000 by Rick D. Bailey, on behalf of AT&T Broadband Management Corporation.

                               My commission expires:    3/2/2004.
                                                      -----------


                                                     /s/ Carol A. Moore
                                           -------------------------------------
                                           Notary Public


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

CSG SYSTEMS INC.


By:  /s/ Joseph T. Ruble
   --------------------------------
Its: VP & General Counsel
    -------------------------------
Date:  October 10, 2000


STATE OF COLORADO                                    )
                                                     ) ss.
COUNTY OF DENVER                                     )

     The foregoing was subscribed and sworn to before me on October 10, 2000 by Joseph T. Ruble, on behalf of CSG Systems Inc.


                               My commission expires: 11/15/03.
                                                     ---------

                                                     /s/ Mary K. Hung
                                               ------------------------------
                                               Notary Public

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                       AMERICAN ARBITRATION ASSOCIATION


______________________________________________
     In the Matter of the Arbitration between    )
                                                 )
AT&T BROADBAND MANAGEMENT  )
CORPORATION                                      )
                                                 )
     Plaintiff,                                  )
                                                 )  Case No. 77-117-00297-00
         vs.                                     )
                                                 )
CSG SYSTEMS, INC.                                )
                                                 )
     Defendant.                                  )
______________________________________________   )


--------------------------------------------------------------------------------
                            JOINT MOTION TO DISMISS
--------------------------------------------------------------------------------

     The parties hereto, AT&T Broadband Management Corporation and CSG Systems, Inc., through their respective counsel, hereby jointly request that this matter is dismissed with prejudice (subject to the terms of the Confidential Settlement Agreement and Mutual Release, dated October 10, 2000, between the parties), with each party to bear its own costs and fees. As grounds therefor, the parties state that this matter has been resolved.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

       Dated this 10th day of October, 2000.

 /s/ Rick D. Bailey                         /s/ Joseph T. Ruble
-------------------------------------      ----------------------------------
Rick D. Bailey                             Joseph T. Ruble
Senior Vice President                      CSG Systems, Inc.
AT&T Broadband Management Corporation      7887 E. Belleview Ave., Suite 1000
188 Inverness Drive West                   Englewood, CO 80111
Englewood, CO 80112

                                           General Counsel for CSG Systems, Inc.
Chief Counsel, AT&T Broadband
Management Corporation

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                       AMERICAN ARBITRATION ASSOCIATION

_____________________________________________
     In the Matter of the Arbitration between    )
                                                 )
AT&T BROADBAND MANAGEMENT  )
CORPORATION                                      )
                                                 )
     Plaintiff,                                  )
                                                 )  Case No. 77-117-00297-00
         vs.                                     )
                                                 )
CSG SYSTEMS, INC.                                )
                                                 )
     Defendant.                                  )
______________________________________________   )


--------------------------------------------------------------------------------
                              ORDER OF DISMISSAL
--------------------------------------------------------------------------------

     This matter has come before the American Arbitration Association on the Parties' Joint Motion to Dismiss. The Parties have resolved this dispute, and accordingly the motion is granted. This matter is hereby dismissed with prejudice (subject to the terms of the Confidential Settlement Agreement and Mutual Release, dated October __, 2000, between the parties), with each party to bear its own costs and attorneys' fees.

                           Dated this __ day of __________________, 2000

                           ____________________________________________

                           American Arbitration Association

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   EXHIBIT G

                              Joint Press Release
                              -------------------



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

FOR IMMEDIATE RELEASE: Oct. 10, 2000

For more information contact:

Liz Bauer                                    Sarah Duisik
Vice President of Investor Relations         Director-External Communications
CSG Systems, Inc.                            AT&T Broadband
303-804-4065                                 303-858-5431

                        CSG Systems and AT&T Broadband
                    Agree to Dismiss Demand for Arbitration

ENGLEWOOD, Colo.-AT&T Broadband has agreed to dismiss with prejudice its Sept. 27 Demand for Arbitration with CSG Systems, the companies said today.

In connection with the dismissal, the companies agreed to amend the Master Subscriber Management System Agreement between CSG Systems and AT&T Broadband.

Highlights from the amended agreement include:

 . AT&T Broadband agrees to use its best efforts to convert 90 percent of the MediaOne video and high-speed data customers to the CSG platform by Dec. 31, 2001, and the remaining 10 percent by June 30, 2002.
 . CSG waives its exclusivity rights pertaining to residential wireline telephony.
 . AT&T Broadband purchases an expanded software license for CSG's call center and workforce automation applications.

"We are pleased to reach a mutually beneficial business arrangement that allows CSG and AT&T Broadband to benefit from the outcome," said Neal Hansen, chairman and chief executive officer of CSG. "AT&T is one of the leaders in the telecommunications industry and we will continue to work diligently in enabling them to maximize their broadband strategy."

"With this agreement and our related discussions with CSG, AT&T Broadband is better positioned to continue achieving its strategic and growth objectives," said Dan Somers, president and chief executive officer, AT&T Broadband. "We view our redefined CSG relationship as a positive for both companies.

About CSG Systems, Inc.
Based in Denver, Colorado, CSG Systems International, Inc. (NASDAQ: CSGS), is the parent company of CSG Systems, Inc., which provides customer care and billing solutions worldwide for the converging communications markets, including cable television, direct broadcast satellite, telephony, on-line services and others. The Company offers is clients a full range of processing services, software and support

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
services that automate customer management functions, including billing, sales support and order processing, invoice calculation and production, management reporting and customer analysis for target marketing. CSG Systems, Inc. provides its services to over one-third of the households in the United States.

About AT&T
AT&T Broadband, a business unit of AT&T, is the nation's largest broadband services company, providing television entertainment services to about 16 million customers across the nation. The company also provides advanced services, such as digital cable, high-speed cable Internet services and competitive local phone service. AT&T Corp. (NYSE: T) is the world's leader in telecommunications services and technology.

                                      ###

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   EXHIBIT H

                        Statement of Work Requirements
                        ------------------------------

1.  Objectives:
Customer and CSG desire to improve the Statement of Work process between the parties. The following objectives are adopted by the parties to improve the Statement of Work process:
 .  Accountability - clearly defined business requirements and Deliverables
 .  Tractability - defined steps in the process with demarcation points
 .  Detail/information - content that supports the Statement of Work
 .  Ownership - clearly defined business and project owners
 .  Cycle Time - reduction in Statement of Work cycle time from concept to delivery
 .  Cost Management - improved process to yield overall cost reductions
 .  Change Order Management - ability to modify and supplement a Statement of
   Work
 .  Streamlined Process - allow for easy creation of requirements and Statement of Work
 . Quality - deliver a high quality process with compensation tied to Deliverable quality (meeting requirements)

2. Documents:
The new Statement of Work process will utilize trigger documents ("Trigger Documents") and response documents ("Response Documents") as follows. Customer will use a Trigger Document to initiate a request for development or consulting Services. CSG will use a Response Document to define issues such as objectives, procedures, Deliverables, time lines and costs. The Documents described in this section are intended to be executed in pairs with the Trigger Document causing a Response Document. Each Document will capture details and Deliverables using the principle that excellent requirements produce excellent results.

For each project that Customer desires CSG to undertake, Customer will complete one of the two Trigger Documents described below, depending on the estimated size and scope of the project. The Trigger Documents are a CSG Business Requirements Specifications Document (BRS) and a Services Request Form (SRF). The BRS and SRF should be substantially similar to the sample form documents attached hereto as Attachment 1 and 2, respectively, which may be modified by the parties. The general descriptions of the Trigger Documents are described below.

In response to receiving a Trigger Document, CSG will complete one or more of the three (3) Response Documents described below depending on the estimated size and scope of the project. The Response Documents are a Design Statement of Work
(DSOW), a Statement of Work (SOW), a Letter of Authorization (LOA), and a PCMO. The DSOW/SOW should be substantially similar to the sample form document attached hereto as Attachment 3 and 4,, respectively, which may be modified by the parties. The Exhibit B-1 SOW form set forth in the Agreement shall be replaced by the SOW form attached hereto. The general descriptions of the Response Documents are described below.

------------------------------------------------------------------------------
Customer        Customer                CSG Response      CSG
Trigger         Responsible             Documents         Responsible
Documents       Parties                                   Parties
------------------------------------------------------------------------------
BRS             AT&T Broadband          DSOW and/or SOW   CSG Sales IT
                designated IT
                organization or its
                successor - Director
                level or above
------------------------------------------------------------------------------
SRF             AT&T Multiple Parties   LOA/SOW/PCMO      CSG Sales or Account
                (Corp. or  Field)                         Management
------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

Customer Trigger Documents:
 . BRS - This Document will be completed by the Customer when Customer desires to have CSG perform development projects. The Customer will take business requirements from the Customer business owner and develop a detailed BRS. The BRS will serve as formal notification to CSG that Technical Services are being requested.

 . SRF - This Document will be completed by Customer when consulting, data maintenance, travel, IP address additions or other limited scope requirements are requested. The SRF will serve as formal notification to CSG that Technical Services are being requested. This form is primarily targeted for field use when requesting standard consulting or ancillary Services.

CSG Response Documents:
 . Design Statement of Work - The DSOW will be used in response to the BRS for projects of 750 hours or greater. Upon Customer's execution of the DSOW, CSG will develop a Functional Technical and/or Logical Design Document and invoice Customer for (******) percent ((***)%) of the estimated Project Fees set forth in such DSOW. Customer shall pay such amount pursuant to Section 2 of the Agreement. CSG will commence providing Services to Customer only upon the execution of the DSOW by both parties.

 . Statement of Work - The SOW will be used in response to both a BRS and SRF, for all development projects and for consulting Services of less than 750 hours that are (*** ********) dollars ($(***)) or more, CSG will use best efforts to promptly provide Customer with a draft SOW. CSG will commence providing Services to Customer only upon the execution of the SOW by both parties.

 . LOA - The LOA will be used to define the Project Fees and delivery schedules for consulting or ancillary Services that are less than (*** ********) dollars ($(***)). CSG will commence providing Services to Customer upon the execution of the Letter of Authorization by both parties. (A LOA shall not be used to authorize any developmental work.)

 . PCMO - This Document is a CSG internal order entry process that is used to document the request from Customer and fulfill that request.

If Customer desires a change to the Services or work to be performed under the DSOW/SOW after its execution by the parties, Customer shall issue the appropriate Trigger Document to CSG, which shall specify that it is a request for a change in a specific DSOW/SOW. CSG shall respond with the appropriate Response Document, which if it is a DSOW/SOW shall be an amendment to the DSOW/SOW for which Customer has requested such change.

As described in the attached DSOW/SOW sample form, each DSOW/SOW will contain at a minimum the following: a detailed description of the type of service to be performed or software design and/or software development to be provided by CSG; a detailed description of each Deliverable, including specifications, to be provided by CSG; a reference to the specific CSG or Customer Trigger Document; a statement of the objectives for the Services or software design and/or to be provided under the DSOW/SOW; schedule of project fees and payment terms; timetable, staffing plan, key target milestones with dates, Deliverables and associated project fees; a statement of Customer responsibilities; intellectual property rights, and any additional insurance requirements

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

3.  Development Life Cycle - Commissioning Documents for Projects

-------------------------------------------------------------------------------
Concepts and         Design     Development           Test       Implementation
Requirements
-------------------------------------------------------------------------------
DSOW for                        Statement of Work
projects that are
750 hours or more
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SOW for projects
that are less than
750 hours
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

4.  Performance Metrics:
Any DSOW/SOW and BRS for a New Product or Service shall include performance metrics as follows:

 . achieving agreed upon milestones for delivery of development work at agreed upon costs
 . meeting quality metrics defined in each SOW, such as cycle times and defects . meeting testing deadlines and quality metrics

Processing Services
-------------------
The processing services metrics will be set forth in the DSOW/SOW and BRS and generally follow the format and substance of the metrics set forth in Exhibit I.

List of Attachments
-------------------

Attachment 1:     Business Requirements Specifications
Attachment 2:     Services Request Form
Attachment 3:     DSOW/SOW
Attachment 4:     Letter of Authorization

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THEPARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 1
                      CSG Business Requirements (Sample)
                      ----------------------------------
================================================================================
                               [GRAPHIC OMITTED]



                                    (Title)

                      Business Requirements Specification
                      -----------------------------------

                                 Submitted by:
                                Date Submitted:




                           Program Request Number #




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Version History

  ----------------------------------------------------------------------------------------------------------
                                                                          Change Summary

           Date                      Writer             (Short description of change and pages effected -
                                                       also revise the word properties with revision data)
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------

Background

This section should contain background information concerning your business and its development needs. It is important that CSG understands the problem in order to arrive at the most efficient solution. Complete each of the items below.

1. Provide an overview of your business organization/operational workflow and interaction with CSG products as they relate to this request.


2. What are the impacts currently being experienced? Explain who, what, and how these impacts affect the business. Include job/task descriptions and current work around.


3. What industries or lines of business are impacted by the current environment?

     -----------------------------------------------------------------------------------------------------
         LOB (Video, Telephony, HSD, ISP, etc.)                          Explanation
     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------

4. What is the justification for this request? (Business opportunities, Market opportunities, cost savings, etc.)

Definitions

The following definitions or terms are referred to in this requirement definition document.

          --------------------------------------------------------------------------------------------------
                     Terms                                          Definition
          --------------------------------------------------------------------------------------------------
                   I.E. - CCS                              Communication Control System

          --------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Supporting Documentation

(This list contains all requirement (s) documents, specifications, and other documents supporting the business requirement (i.e. this may include interface specification documentation, screen layouts, report layouts, training documentation, Call Ticket Tracker ticket #'s etc.)

          --------------------------------------------------------------------------------------------------
                         Document Name Number/                                       Attachment
          --------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------

Business Requirements

 .    Briefly summarize the desired results regarding this project.

 .    Provide detailed requirements below. These should be business/operational requirements, not proposed solution statements.

I. Functionality Requirements: Include requirements regarding the ability to display, view, log, delete, updates, change, retain, etc.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

II. Field Descriptions: List details such as alpha, numeric, size, special characters, required vs. optional, default values, etc.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

III. Security Requirements: Ability to view, add, change, delete, levels, etc.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

IV. Reporting and Database Requirements: Media - (paper, file, disk, etc.) Online via RMS, Web Browser, other. User interface/access method (desktop, IP, Web). Frequency - daily, weekly, monthly, on-demand-Vantage, Data Extracts, sequence of data, etc.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

V. Statement Requirements: Data elements (billing details, customer info, messages, postal info, etc.), Method (hard copy paper, electronic, extracts)

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------


 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

VI. User Interface Requirements: Response time requirements, desktop, web, lite client. Describe user types.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------


VII. Dependency Requirements: Third Party software-version/release, hardware, network, Designated Environment, performance impacts, etc. Volumes and source of volumes (online transaction process, batch frequency - hourly, daily, weekly), media type.

     ------------------------------------------------------------------------------------------------------------

                            Requirement Definition                                   Example
                                                                               (Use Case Scenarios)
     ------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

VIII.  Performance Metrics  (Specify the metrics for the CSG Solution.)



Comments/Miscellaneous



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 2

                        Services Request Form (Sample)

Service Request Form

----------------------------------------------------------------------------------------------------------------------
Service Request #:                                          Submission Date:

--------------------------------------------------------    ----------------------------------------------------------

--------------------------------------------------------    ----------------------------------------------------------
Submitter's Name:                                           Submitter's Phone #:

------------------------- ------------------------------
                                                            ----------------------------------------------------------
Submitter's E-mail
                                                            Address:

                                                            ----------------------------------------------------------

---------------------------------------------------------   ----------------------------------------------------------
Owner/Project Manager:                                      Owner/PM Phone #:

---------------------------------------------------------   ----------------------------------------------------------
                                                            Owner/PM E-mail address:

                                                            ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Program / Organization:

----------------------------------------------------------------------------------------------------------------------
System/Prin/Agent(s):

----------------------------------------------------------------------------------------------------------------------

Category:         [_] Reports (Selects, Labels) (1) [_] Program Changes (Macros,
--------          Passer) (2) X SPA Config Changes (Add Agent, Agent Transfer,
                  Prin Merge) (3) [_] Statements (Holds, Re-runs, ESP) (4) [_]
                  Print Services (5) [_] Data Communications (Port Config,
                  Connectivity) (6) X Consulting Services (7) [_] Other (8)

Priority:         [_] High               [M127] Medium     [_] Low
--------

SERVICE DESCRIPTION:

--------------------------------------------------------------------------------------------------------------
Description of Service :
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

Justification/Reason:
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

Other Pertinent Information:
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

Other Initiative Programs/Systems Impacted:



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 3

                  Statement of Work and Design Statement of
                  -----------------------------------------
                                 Work (Sample)
                                 -------------

This Statement of Work is made as of __________, 200_, between CSG Systems, Inc. and AT&T Broadband Management Corporation ("Customer") pursuant to Schedule B of the Master Agreement and of which this Statement of Work forms an integral part.

Service Type:
------------
 .    Consulting Services
     -------------------
     .   Strategy and Direction
     .   Requirements Definition and/or Vendor Selection
     .   Implementation/Integration
 .    Development
     -----------
     .   Create Software
         .   Alterations or customizations
 .    Implementation
     --------------
     .   Hardware

 .    Other
     -----

Title: Description of actual work to be performed (Business Need) Include a
-----
reference to the Program Request No. from the SRF or BRS.



Description / Scope of Services: Should include specific Deliverables and
-------------------------------
specifications for the deliverables (answers the question what will be done?)

Examples of specific deliverables:
 .    Software Code
 .    Release notes
 .    Training
 .    Conversion Programs
 .    Etc.

Objectives:  Specific Business Needs (Should refer to a specific requirements
----------
document for details)

Support Plan / Procedures: This should be what the vendor will do to meet the
-------------------------
requirements (Vendor responsibility, timetable, staffing plan if applicable and performance criteria).

Location: Primary location of team and what Customer should expect in terms of
--------
presence and communication (status, costs, equipment requirements and understanding of who is to provide support equipment, etc.):

Key Target Milestones:
---------------------

Quality Metrics:
---------------

Testing Deadlines:
-----------------

Project Fees: Project Fees tied to milestones and user acceptance and payment
------------
terms.


               Time & Materials:

               Reimbursable Expenses:



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Funding Authorization valid if approval received by ( otherwise must be resubmitted): mm/dd/yyyy

Customer Responsibilities:
-------------------------

Additional provisions: (check "X" if applicable and add pertinent details --)
---------------------

______________Intellectual Property Rights

______________Additional Warranties and Remedies

______________Performance Criteria ( insert criteria - such as 98% accuracy on subscriber records )

______________Inspection and Acceptance Criteria ( specific requirements for the project)

______________Additional Insurance - In addition to the insurance coverage required under the Agreement, CSG shall carry Errors and Omissions insurance providing limits of not less than $1,000,000 per occurrence with endorsement evidencing coverage for contractual liability.

Customer Billing Address:                            Customer Payment Address:
------------------------                             ------------------------

Information Technologies Purchasing Manager          xxx
5619 DTC Parkway                                     xxx
Englewood, Co 80111                                  xxx

AT&T Point of Contact                       CSG Point of Contact
---------------------                       --------------------

Name__________________________              Name____________________________


IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG Systems, Inc. ("CSG")                   AT&T BROADBAND MANAGEMENT
                                            CORPORATION ("Customer")


By: ___________________________________     By: _______________________________

Name: _________________________________     Name: _____________________________

Title: __________________________________   Title: ____________________________

Date: __________________________________    Date: _____________________________



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT 4

                       Letter of Authorization (Sample)
                       --------------------------------

[Date]

Program Reference No.: _________

[Name]
[You name]
[Address]

[City, State, Zip]

Dear [Name]:

This Letter of Authorization confirms the agreement of AT&T Broadband Management Corporation ("You") to retain the technical / consulting services (the "Services") of CSG Systems, Inc. ("CSG") for a period beginning on _____________ and ending on approximately ________________. The Services will consist of ____________(Provide a detailed description of the Services.)___________________. You will pay CSG $_________ per _____________, in accordance with the monthly invoices that CSG sends You. The terms and conditions of the Schedule B of the Master Agreement between You and CSG regarding the provision of technical and consulting services are incorporated in this Letter of Authorization and shall govern the provision of Services by CSG.

CSG looks forward to a long and mutually beneficial relationship with You and to providing You with continued high-value services to enhance your business. Once You have signed this letter, please return it to ____________________'s attention so that CSG can commence the Services.

CSG SYSTEMS, INC. ("CSG")

By:_________________________

Name:_______________________

Title:______________________


AT&T BROADBAND MANAGEMENT CORPORATION ("You")

By:_____________________________

Name:___________________________

Title:__________________________




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

                                   EXHIBIT I
                              Performance Metrics
                              -------------------

The Exhibit identifies and defines the performance metrics and associated remedies for non-compliance with the metrics.

1.  Bill Finishing
------------------

This concept takes Bill Delivery Timeliness, Bill Quality and Bill Accuracy metrics and uses actual production results to calculate the amount/bill Customer will pay for the bills produced during the period covered by the metrics. The price per statement produced during any month is calculated based on the rates for ESP statement processing established in amendment 16 to the agreement applied against the actual number of physical pages produced in a month. The calculation of compliance with Bill Finishing Performance Standards (BFPS) will be determined each month by calculating the moving average Bill Delivery Timeliness, Billing Accuracy, Billing Quality and the moving range of each of the same indicators. Each indicator and its moving range must be "in control" as defined using Shewart control charts. The following table determines the amount of the decrement to be applied to the contractual bill rates. Decrement pricing will be determined by the lowest of the three performance indicators. If any indicator is determined to be "out of control", as defined using Shewart control charts, the price in Column 3 of the Bill Finishing Pricing table will apply.

-------------------------------------------------------------------------------------------------------------
                                     Column 1                   Column 2                   Column 1

                             Between (***)% and         Greater than (***)%        Less than (***)%
       Service Level         (***)% compliance with     compliance with BFPS       compliance with BFPS
                             BFPS goals and the bill    goals and the bill         goals or the bill
                             finishing process is in    finishing process is in    finishing process is not
                             control.                   control.                   in control.
-------------------------------------------------------------------------------------------------------------
          Images                       Price                      Price                      Price
-------------------------------------------------------------------------------------------------------------
    First Physical Page                 TBD                        TBD                        TBD
-------------------------------------------------------------------------------------------------------------
    Additional Physical
          Pages                         TBD                        TBD                        TBD
-------------------------------------------------------------------------------------------------------------

Supplier's fee for bill finishing services shall be invoiced to the customer monthly in arrears. Adjustments from Column 2 pricing based on performance and process stability during a given month will be reflected as a credit or debit in the following month's bill finishing invoice.

BILL FINISHING PERFORMANCE STANDARDS
------------------------------------

Bill Delivery Timeliness Standard:

A billing cycle shall be deemed timely if all of Customer's subscriber bills included in the billing cycle have been delivered to the United Stated Postal Service, within the number of hours specified below (Timeliness Goal), after receipt by supplier of Customer's authorization to print the bills for such billing cycle. Thanksgiving Day, December 25, January 1 are observed holidays and will not be counted in the calculation of hours toward the timeliness goal. Delays in delivering subscriber bills may occur due to any change requests, delaying data entry, late receipt of usage data, delay in approval of output or delaying information necessary to complete processing of subscriber bills. The clock does not start for purposes of calculating bill timeliness until all such delays are appropriately resolved. The goal for bill timeliness is (***)% average timeliness of bills meeting the metric in the table below. The monthly average for bill timeliness will be calculated by dividing the images delivered on time by the total images delivered during the month.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

-------------------------------------------------------------------------------------------------------------
                  Billing Cycle Size                                         Timeliness
                   Number of Images                                             Goal
-------------------------------------------------------------------------------------------------------------
                     0 - 500,000                                            *(*** *****)
-------------------------------------------------------------------------------------------------------------
                       **500,000                                            *(*** *****)
-------------------------------------------------------------------------------------------------------------

Bill Accuracy Standard:

Bill Accuracy refers to the mathematical correctness of the bill as it relates to the charges pertaining to a subscriber. Examples of Billing Accuracy defects include but are not limited to:

     - Missing elements (billable charges such a pay-per-view events, taxes, etc.)
     - Miscalculation (incorrect pro-rating, etc.)

The goal for billing accuracy is (***)% average accuracy for all bills (measured monthly). Bill accuracy will be determined using mutually agreed upon statistical sampling methods.

Bill Quality Standard:

Bill quality refers to the assessment of defects on bills not relating to mathematical accuracy. Examples of billing quality defects include but are not limited to:

     - Missing elements (non-billable  items)
     - Misplacement or misalignment of billing elements
     - Print quality, etc.

The goal for bill quality is (***)% average quality for all bills (measured monthly). Bill quality will be determined using mutually agree upon statistical sampling methods.

* Less than
** Greater than

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"
2. Time to Restore
------------------

The Time to Restore metrics will be based on the severity level of the trouble. The five severity levels that Customer is concerned with and the associated remedies for non-compliance are defined in the table below.

-------------------------------------------------------------------------------------------------------------
                                                                             Resolution
                Description                    Symptoms                       Timeframe             Remedy
                -----------                    --------                       ---------             ------
-------------------------------------------------------------------------------------------------------------
      1         Show                                                             *(*** *****) with    TBD
               Stopper        A system outage or complete loss of                status updates
                              functionality.                                     every (**********)

                              The product is not stable resulting in the application locking up, the application crashing, General Protection Faults or other system failure.

                              The basic "add", "update" and "read" functionality
                              is not working. Data is  corrupted by the system
                              and is beyond the control of the operator.  The
                              operator cannot use the system or trust that it is
                              working properly.
-------------------------------------------------------------------------------------------------------------
      2            Major      A loss of crucial functionality.                   *(*** *****) with    TBD
                              No workarounds exist for the problem.              status updates
                              Anything  that  affects  the accuracy of           every (****)
                              monetary data.
                              The operator cannot perform their job with this
                              problem.
-------------------------------------------------------------------------------------------------------------
      3         Functional    A loss of non-crucial functionality.               *(*** *****) with    TBD
                              A workaround exists.                               status updates
                              The operator can still perform their job           every (*** *****)
                              but not effectively or efficiently.
-------------------------------------------------------------------------------------------------------------
      4            Minor      An inconvenience to the operator.                  *(*** ****) with     TBD
                              Navigational flow.                                 status updates
                              A desired enhancement request.                     every (***)
                              The operator could perform their job but
                              it could be made better.
-------------------------------------------------------------------------------------------------------------
      5           Visual      Cosmetic changes that do not affect                *(*** ****) with     TBD
                              functionality.                                     status updates
                              Questions or clarifications.                       every (****)
-------------------------------------------------------------------------------------------------------------


* Less than

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

3.  Application Availability
----------------------------

The application availability metric will be based on the amount of down time, as measured by scheduled user minutes, versus the total number of scheduled user minutes. CSG will provide application availability for each application service fewer than (***) minutes of downtime per (***) scheduled user minutes (i.e., a (***)% up time performance). CSG will provide (***) weeks notice of scheduled down time. Notification of down time should be provided to Customer's centralized help desk.

Additionally, there shall be no scheduled down time during peak hours, which are defined as:

      -  (***) AM to (***)PM Mountain Monday through Saturday
      -  No specific peak hours on Sunday

Associated with this metric the following remedies will apply:

      -  The first failure will be officially noted between the two companies
      -  $TBD for each subsequent failure

Development Cycle Time and Defect Rate
--------------------------------------

Customer will use two types of metrics to measure the quality of the development process: cycle time and defect rate. The cycle time metric will be based on the development life cycle that has been incorporated into each Statement of Work
(SOW). Customer may include in any SOW the timeline for the following development milestones:

Tasks                                                Weeks of Delay
-----                                                --------------
                                    * 1 week         1-2 weeks         2-4 weeks         4weeks
-----------------------------------------------------------------------------------------------
Requirements definition
-----------------------------------------------------------------------------------------------
Design review
-----------------------------------------------------------------------------------------------
Code review                                          REMEDIES FOR MISSED TASK MILESTONES
-----------------------------------------------------------------------------------------------
Unit testing                                         ARE BASED ON THE % VALUE OF DSOW/SOW
-
-----------------------------------------------------------------------------------------------
User acceptance testing                                       TBD
-----------------------------------------------------------------------------------------------
Production readiness
-----------------------------------------------------------------------------------------------
Implementation/conversion
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Since the development effort required to support a specific DSOW/SOW can vary widely this metric will be measured against dates agreed upon within each individual DSOW/SOW. The associated remedies for missing any one of these dates will be documented in the above table:

Note: Once a development project has been accepted pursuant to the Statement of Work, the time to restore metrics and remedies identified in Section 2 of this Exhibit should be used to manage the quality aspects of the product.

4.  Escalation Procedures
    ---------------------

For all Severity 1 and 2 production issues the Customer centralized help desk should be notified immediately (*10 minutes after trouble identification) be notified:

For all Severity 3, 4 and 5 level troubles this list of resources should be within 24 hours of the identification of the trouble. Subsequent notification should occur per the schedule defined in Section 2 of this Exhibit.

* Less than
** Greater than

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES